EXHIBIT 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is entered into as of the 14th day of December, 2010 by and between Quepasa Corporation, a Nevada corporation (the “Company”) and the person identified on the signature page of this Agreement (the “Investor”).

WHEREAS, the Company has agreed to provide certain registration rights to the Investor in order to induce the Investor to enter into that certain securities purchase agreement with the Company (the “Purchase Agreement”).

Now, therefore, in consideration of the mutual promises and the covenants as set forth herein, the parties hereto hereby agree as follows:

1.           Definitions.  Unless the context otherwise requires, the capitalized words and terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

“Agreement” means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

“Board” means the Board of Directors of the Company.

“Commission” means the Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

“Common Stock” means the Company’s authorized common stock, as constituted on the date of this Agreement, any stock into which such Common Stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holders of shares of such Common Stock upon any re-classification thereof.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Effective Date” has the meaning assigned to it in Section 3(a) of this Agreement.

“Event” has the meaning assigned to it in Section 2(b) of this Agreement.

“Event Date” has the meaning assigned to it in Section 2(b) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934 (or successor statute).

“Excluded Forms” means registration statements under the Securities Act on Forms S-4 and S-8, or any successors thereto.

“Fair Market Value”  shall mean: (i) if the principal trading market for such securities is a national securities exchange or the Over-the-Counter Bulletin Board (“OTCBB”) (or a similar system then in use), the last reported sales price on the principal market on the Event Date or if the Event Date is not a trading day, the trading day immediately prior to such an Event Date; or (ii) if  (i) is not  applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market or pinksheets.com (or any successor), the average of the high bid and low asked prices so reported on the Event Date or if the Event Date is not a trading day on the trading day immediately prior to such Event Date.  Notwithstanding the foregoing, if there is no last reported sales price or bid and asked prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of, the Board.

“Filing Date” has the meaning assigned to it in Section 2(a) of this Agreement.

“Investor” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Non-Registered Shares” has the meaning assigned to it in Section 2(b) of this Agreement.

“Person” includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

“Purchase Agreement” has the meaning assigned to it in the Whereas clause of this Agreement.

The terms “register” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Common Stock issued to the Investor under the Purchase Agreement including any securities of the Company issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination, recapitalization, share exchange, consolidation or other reorganization of the Company.

“Rule 144” is defined in Section 7 of this Agreement.

“Securities Act” means the Securities Act of 1933 (or successor statute).

“Selling Expenses” means all selling commissions, discounts, finder’s fees, stock transfer taxes and counsel fees and expenses of the Investor, if any, applicable to the Registrable Securities registered by the Investor.

“Shares” means the shares of Common Stock issued pursuant to the Purchase Agreement.

2.           Required Registration.

(a)           Within 30 days from the date of this Agreement (the “Filing Date”), the Company shall file with the Commission a registration statement on Form S-1 or such other form as may be appropriate in order to permit the Investor to publicly sell the Shares.

                        (b)           If: (i) the registration statement is not filed on or prior to the Filing Date; or (ii) the Company fails to cause the registration statement to be declared effective by the Effective Date (any such failure or breach being referred to as an “Event,” and the date on which such Event occurs being referred to as the “Event Date”), then, until the applicable Event is cured, the Company shall pay to the Investor in cash, as liquidated damages and not as a penalty, an amount equal to 1.0% of the total amount invested by the Investor under the Purchase Agreement for each 30 day period (prorated for partial periods), up to a maximum of 10%, during which such Event continues uncured. While such Event continues, such liquidated damages shall be paid not less often than every 30 days. Any unpaid liquidated damages as of the date when an Event has been cured by the Company shall be paid within seven business days following the date on which such Event has been cured by the Company. Provided, however, the foregoing liquidated damages shall not accrue or be otherwise charged during any period in which the Investor may sell all Shares on any given day under Rule 144 or after such Investor has publicly sold its Registrable Securities. Notwithstanding anything herein to the contrary, (x) to the extent that the registration of any or all of the Registrable Securities by the Company on a registration statement is prohibited (the “Non-Registered Shares”) as a result of rules, regulations, positions or releases issued or actions taken by the Commission (including its Division of Corporation Finance or any other part of its staff) pursuant to its authority with respect to Rule 415 (or successor rule) and the Company has registered at such time the maximum number of Registrable Securities permissible upon consultation with the Commission (including its Division of Corporation Finance or any other part of its staff), then the liquidated damages described in this Section 2(b) shall not be applicable to such Non-Registered Shares, and (y) if the Registrable Securities cannot be publicly sold as the result of any matter outside of the Company’s control including review of the Registration Statement by the Staff of the Securities and Exchange Commission, than the liquidated damages described in this Section 2(b) shall not be applicable to such Non-Registered Shares.

3.           Obligations of the Company. The Company shall:

               (a)           use commercially reasonable efforts to prepare and file with the Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective within 150 days of the date of this Agreement (the “Effective Date”) and to remain effective as otherwise provided in this Agreement;

(b)           use commercially reasonable efforts to prepare and file with the Commission such amendments to such registration statement (including post-effective amendments) and supplements to the prospectus included therein as may be necessary to keep such registration statement effective, subject to the qualifications in Section 4(a), and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Investor set forth in such registration statement;

(c)           furnish to the Investor such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as each Investor may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investor;

(d)           use all commercially reasonable efforts to make such filings under the securities or blue sky laws of New York and Florida to enable the Investor to consummate the sale in such jurisdiction of the Registrable Securities owned by the Investor;

(e)           notify the Investor at any time when a prospectus relating to their Registrable Securities is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the Investor a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f)           otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(g)           to use commercially reasonable efforts to cause Registrable Securities to be quoted on each trading market and/or in each quotation service on which the Common Stock of the Company is then listed or quoted; and

(h)           notify the Investor of any stop order threatened or issued by the Commission and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered.

4.           Other Procedures.

(a)            Subject to the remaining provisions of this Section 4(a) and the Company’s general obligation to use commercially reasonable efforts under Section 3, the Company shall be required to maintain the effectiveness of a registration statement until the earlier of (i) the sale of all Registrable Securities, or (ii) when all shares of Common Stock are eligible to be sold under Rule 144 (or successor rule), or (iii) 12 months from the date of this Agreement. Provided, however, that the Company shall not be required to file any post-effective amendment to any registration statement or file any prospectus supplement under Rule 424(b)(3) of the Securities Act beginning six months from the date of this Agreement unless and until the Company fails to file with the Commission a Form 10-Q or Form 10-K within the time required by the rules of the Commission including Rule 12b-25 (or any successor rule).  The Company shall have no liability to the Investor for delays in the Investor being able to sell the Registrable Securities (i) as long as the Company uses commercially reasonable efforts to file a registration statement, amendments to a registration statement, post-effective amendments to a registration statement or supplements to a prospectus contained in a registration statement (including any amendment or post effective amendments), (ii) where the required financial statements or auditor’s consents are unavailable or (iii) where the Company would be required to disclose information at a time when it has no duty to disclose such information under the Securities Act, the Exchange Act, or the rules and regulations of the Commission.

(b)           In consideration of the Company’s obligations under this Agreement, the Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) herein, the Investor shall forthwith discontinue his sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by said Section 3(e).  Notwithstanding the foregoing, if the Investor is required to discontinue his sale of Registrable Securities under this Section 4(b) for a period of more then 30 days, the Company shall pay the Investor a penalty as provided for in Section 2(b) subject to all of the limitations of Section 2(b) of this Agreement.

(c)            The Company’s obligation to file any registration statement or amendment including a post-effective amendment, shall be subject to each Investor, as applicable, furnishing to the Company in writing such information and documents regarding such Investor and the distribution of such Investor’s Registrable Securities as may reasonably be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdiction referred to in Section 3(d) herein.  The Company’s obligations are also subject to each Investor promptly executing any representation letter concerning compliance with Regulation M under the Exchange Act (or any successor rule or regulation). If any Investor fails to provide all of the information required by this Section 4(c), the Company shall have no obligation to include his Registrable Securities in a registration statement or it may withdraw such Investor’s Registrable Securities from the registration statement without incurring any penalty or otherwise incurring liability to such Investors.

         (d)           If any such registration or comparable statement refers to the Investor by name or otherwise as a stockholder of the Company, but such reference to the Investor by name or otherwise is not required by the Securities Act or the rules thereunder, then each Investor shall have the right to require the deletion of the reference to the Investor, as may be applicable.

(e)           In connection with the sale of Registrable Securities, the Investor shall (if required by law) deliver to each purchaser a copy of any necessary prospectus and, if applicable, prospectus supplement, within the time required by Section 5(b) of the Securities Act.

(f)           If the Registrable Securities are eligible for sale under Rule 144, the Investor shall sell the Registrable Securities under Rule 144 rather than the registration statement; provided, however, that the Company shall provide at any Investor’s request written confirmation that it has filed all required reports (except Form 8-K) under Section 13 or 15(d) of the Exchange Act during the prior 12 months

5.           Registration Expenses.  In connection with any registration of Registrable Securities pursuant to Section 2, the Company shall, whether or not any such registration shall become effective, from time to time, pay all expenses (other than Selling Expenses) incident to its performance of or compliance, including, without limitation, all registration, and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, printing and copying expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company.

6.           Indemnification.

(a)           The Company shall indemnify and hold harmless each Investor, from and against any losses, claims, damages or liabilities, joint or several, to which each Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) herein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws.  If the Company fails to defend the Investor as required by Section 6(c) herein, it shall reimburse (after receipt of appropriate documentation) each Investor for any legal or any other out-of-pocket expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to an Investor in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any Registrable Securities pursuant to Section 3(d) hereof in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in the preparation thereof or information omitted to be furnished by such Investor.

(b)           Each Investor shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, each director of the Company, each officer of the Company who signs such registration statement, and any Person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement.

(c)           Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6(a) or (b), such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action.  The indemnifying party shall be relieved of its obligations under this Section 6(c) to the extent that the indemnified party delays in giving notice and the indemnifying party is materially damaged or prejudiced by the delay.  In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the indemnifying party in connection with the defense thereof, provided, however, that, if counsel for an indemnified party shall have reasonably concluded that there is an actual or potential conflict of interest between the indemnified and the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6; provided, further, that in no event shall any indemnification by an Investor under this Section 6 exceed the net proceeds from the sale of Registrable Securities received by the Investor.  No indemnified party shall make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.  In the event that any indemnifying party enters into any settlement without the written consent of the indemnified party the indemnifying party shall not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release of such indemnified party from all liability in respect to such claim or litigation.

         (d)           In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which under any indemnified party makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and such Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission (or avoid the conduct or take an act) which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro-rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations.  Notwithstanding the foregoing, (i) no such Investor shall be required to contribute any amount in excess of the net proceeds to him of all Registrable Securities sold by him pursuant to such registration statement, and (ii) no Person who is guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e)           Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the Registrable Securities, the Company, any of the Investor and the underwriters enter into an underwriting agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this Section 6 shall be deemed inoperative for purposes of such offering.

(f)           Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the indemnified party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

7.           Rule 144.  For two years from the date of this Agreement, the Company covenants that it will file the reports required to be filed under the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, in the event that the Company is not required to file such reports, it will make publicly available information as set forth in Rule 144(c) promulgated under the Securities Act), and it will take such further action as the Investor may reasonably request, or to the extent required from time to time to enable the Investor to sell their Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission (collectively, “Rule 144”).  Upon request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

8.             Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.             Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

10.           Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

11.           Notices and Addresses.  All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery, or by facsimile delivery followed by overnight next business day delivery, as follows:

To the Company:                                                 Quepasa Corporation
324 Datura Street, Suite 114
West Palm Beach, FL 33401Attention: Michael Matte, Chief Financial Officer
Facsimile: (561) 651-9984

With a Copy to:                                                   Michael D. Harris, Esq.
Harris Cramer LLP
3507 Kyoto Gardens Dr., Suite 320
Palm Beach Gardens, FL 33410
Facsimile: (561) 659-0701

To the Investor:                                                  At the address on the signature page

or to such other address as any of them, by notice to the other may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery.  Time shall be counted from the date of transmission.

12.           Attorneys’ Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

13.           Oral Evidence.  This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

14.           Additional Documents.  The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

15.           Governing Law.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida.

16.           Exclusive Jurisdiction and Venue.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts of Florida and venue shall be in the County of Palm Beach or appropriate federal district and division.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.

17.           Section or Paragraph Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

THE COMPANY:

QUEPASA CORPORATION

By:
Michael Matte, Chief Financial Officer

INVESTOR:

Signature

Printed Name of Investor

Title of Authorized Signatory if Investor is a corporation or other entity

Signature of spouse or co-owner, if any

Address of Investor

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